UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2020

Commission File Number	Exact Name of Registrants as Specified in their Charters, Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Nos.	Former name or former address, if changed since last report
1-14201	SEMPRA ENERGY 488 8th Avenue San Diego, California 92101 (619) 696-2000	California	33-0732627	No change

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY 8326 Century Park Court San Diego, California 92123 (619) 696-2000	California	95-1184800	No change

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy:
Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SREPRA	NYSE

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SREPRB	NYSE

Sempra Energy 5.75% Junior Subordinated Notes Due 2029, $25 par value	SREA	NYSE

San Diego Gas & Electric Company:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra Energy	☐
San Diego Gas & Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
San Diego Gas & Electric Company	☐

Item 8.01	Other Events.
On September 28, 2020, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra Energy, closed its previously announced public offering and sale of $800,000,000 aggregate principal amount of its 1.700% First Mortgage Bonds, Series VVV, due 2030 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before the Company’s other expenses estimated at approximately $1,500,000) of 99.176% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form
S-3
(File
No. 333-239178).
The Bonds were issued pursuant to the Seventieth Supplemental Indenture, dated as of September 28, 2020, which is filed herewith as Exhibit 4.1. The Bonds will mature on October 1, 2030. The Bonds will bear interest at the rate of 1.700% per annum. Interest on the Bonds will accrue from September 28, 2020 and is payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2021. The Bonds will be redeemable prior to maturity at the redemption prices and under the circumstances described in the form of Bond, which form is included in Exhibit 4.1 hereto.
The foregoing description of some of the terms of the Bonds is not complete and is qualified in its entirety by the form of Bond and the Seventieth Supplemental Indenture, which are filed as exhibits herewith and are incorporated herein by reference. Further information regarding the sale of the Bonds is contained in the Underwriting Agreement, dated September 22, 2020, which is filed as Exhibit 1.1 to the Company’s Current Report on Form
8-K
filed with the U.S. Securities and Exchange Commission on September 24, 2020.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Seventieth Supplemental Indenture, dated as of September 28, 2020.

4.2	Form of Series VVV Bond (Included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 28, 2020	SEMPRA ENERGY

	By:	/s/ Peter R. Wall
Peter R. Wall
Senior Vice President, Controller and Chief Accounting Officer

Date: September 28, 2020	SAN DIEGO GAS & ELECTRIC COMPANY

	By:	/s/ Valerie A. Bille
Valerie A. Bille
Vice President, Chief Accounting Officer, Controller and Treasurer